SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary proxy statement
         /X/      Definitive proxy statement
         / /      Definitive additional materials
         / /      Soliciting   material  pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                            TIDEL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                              LEONARD L. CARR, JR.
--------------------------------------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)


         Payment of filing fee (check the appropriate box):

         /X/      $125 per Exchange  Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
                  14a-6(j)(2).

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


--------------------------------------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:
--------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



--------------------------------------------------------------------------------


         (2) Form, schedule or registration statement no.:



--------------------------------------------------------------------------------


         (3)      Filing party:



--------------------------------------------------------------------------------


         (4)      Date filed:



--------------------------------------------------------------------------------

                            TIDEL TECHNOLOGIES, INC.
                                 5847 SAN FELIPE
                                    SUITE 900
                              HOUSTON, TEXAS 77057
                                 (713) 783-8200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 29, 1998

                  The Annual Meeting (the "Meeting") of Stockholders of Tidel Technologies, Inc. (the "Company") will be held at the DoubleTree Hotel, 2001 Post Oak Blvd., Houston, Texas 77056, on Wednesday, July 29, 1998, at 10:30 A.M., Central Daylight Time. The purposes of the Meeting are to vote upon:

                  1. The election of four directors to hold office until the next Annual Meeting in 1999 or until their successors have been elected and qualified;

                  2. The selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998; and

                  3. Such other business as may properly come before the Meeting and any adjournment thereof.

                  The Board of Directors fixed the close of business on Monday, June 8, 1998, as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the offices of the Company, 5847 San Felipe, Suite 900, Houston, Texas 77057, for not less than ten days prior to the Meeting.

                  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROXY WILL NOT BE VALID UNLESS IT IS RECEIVED AT THE OFFICE OF HARRIS TRUST AND SAVINGS BANK, c/o HARRIS TRUST COMPANY OF NEW YORK, 88 PINE STREET, 19TH FLOOR, NEW YORK, NEW YORK 10005, PRIOR TO THE DATE FIXED FOR THE MEETING. MAILING YOUR PROXY WILL NOT LIMIT YOUR RIGHT TO ATTEND IN PERSON OR VOTE AT THE MEETING.

                                        James T. Rash
                                        Chairman and
                                        Chief Executive Officer

June 25, 1998

                            TIDEL TECHNOLOGIES, INC.
                                 5847 SAN FELIPE
                                    SUITE 900
                              HOUSTON, TEXAS 77057
                                 (713) 783-8200

                                 PROXY STATEMENT

Introduction

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tidel Technologies, Inc., a Delaware corporation (the "Company") of proxies in the accompanying form to be used at the Annual Meeting (the "Meeting") of Stockholders of the Company to be held on July 29, 1998, and any adjournment thereof. This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders were mailed to stockholders on or about June 25, 1998. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Stockholders

         The Meeting will be held at the DoubleTree Hotel, 2001 Post Oak Blvd., Houston, Texas 77056, on Wednesday, July 29, 1998, at 10:30 A.M., Central Daylight Time.

Record Date and Voting

         The Board of Directors fixed the close of business on Monday, June 8, 1998, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the Record Date there were 15,702,968 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

Purposes of the Meeting

         The purposes of the Meeting are to vote upon (i) the election of 4 directors for the ensuing year (ii) the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998 and (iii) such other business as may properly come before the meeting and any adjournment thereof.

Quorum and Required Vote

         The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting accompanying this Proxy Statement and any other proposals which may properly come before the Meeting. In the tabulation of votes, proxies marked "abstain" will be counted for the purposes of determining the presence of a quorum and for calculating the number of shares represented at the Meeting but will not be counted as either affirmative votes or negative votes. So-called broker "non-votes" (i.e., shares held by brokers, fiduciaries or other nominees which are not permitted to vote due to the absence of instructions from beneficial owners) will be deemed to be abstentions and counted solely for quorum purposes.

Proxies

         A stockholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

         On the matters coming before the Meeting as to which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the selection of KPMG Peat Marwick LLP as the Company's independent auditors, all as referred to in Items 1 and 2, respectively, in the Notice of Annual Meeting of Stockholders and as described in this Proxy Statement.

         The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting.

Substituted Proxies

         The persons named in the accompanying form of proxy have been selected by the Company's management to act as proxies. A stockholder desiring to appoint some other person (who need not be a stockholder) to represent him at the Meeting may do so, either by: (a) striking out the printed names and inserting the desired person's name in the blank space directly above the names so stricken or (b) by completing another proper form of proxy.

Costs of Solicitation

         The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.

                          ITEM 1: ELECTION OF DIRECTORS

         The Company has one class of directors serving one year terms. Directors elected at the Meeting will serve until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Information with Respect to Nominees and Directors

         Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers. Each of the nominees is currently serving as a director of the Company.

                               All Offices
                               with the                                Director
Name                    Age    Company                                 Since
----                    ---    -------                                 -----

James T. Rash            57    Chairman,                               11/11/87
                               Chief Executive and
                               Financial Officer,
                               and Director

James L. Britton, III    62    Director                                12/03/90

Jerrell G. Clay          56    Director                                12/03/90

Mark K. Levenick         38    Director, Chief Operating               03/28/95
                               Officer and President of the
                               operating subsidiaries

Business Backgrounds

         The following is a summary of the business background and experience of each of the persons named above:

         James T. Rash joined the Company in July 1987 and served as Chief Financial Officer and as a Director until February 14, 1989. Since that time he has served continuously as Chairman of the Board of Directors and Chief Executive Officer, and he currently serves as Chief Financial Officer.

         He was also Chairman and Chief Executive Officer of 3CI Complete Compliance Corporation from the date of its acquisition by the Company until February 1994. Mr. Rash holds a Bachelor of Business Administration degree from the University of Texas.

         James L.  Britton,  III for more than the past 5 years has  managed his
         own   investments.   Mr.   Britton   holds  a  Bachelor   of   Business
         Administration degree from the University of Texas.

         Jerrell G. Clay is the Chief Executive Officer of III Mark Financial, Inc., an independent life insurance marketing organization, and for more than the preceding five years served as President of one of its predecessors. Mr. Clay is also a member of the Management Advisory Committee of Protective Life Insurance Company of Birmingham, Alabama.

         Mark K. Levenick is the Chief Operating Officer of the Company, President of the operating subsidiaries and has been an executive with the Company's wholly owned subsidiary, Tidel Engineering, Inc. and its predecessors and affiliates for more than the preceding 5 years. He holds a B.S. degree from the University of Wisconsin at Whitewater.

Director Compensation

         Directors of the Company receive $1,000 per meeting as compensation for their services as members of the Board of Directors. Directors who serve on board committees receive $500 per committee meeting.

Board Committees and Meetings

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Committees are composed of Messrs. Britton and Clay, both of whom are independent, non-officer directors. The Audit Committee is charged with reviewing the Company's financial statements, the scope and performance of the audit and nonaudit services provided by the Company's independent auditors and overseeing the Company's internal accounting procedures. The Compensation Committee administers the Company's 1997 Long-Term Incentive Plan and 1989 Stock Option Plan, and reviews, evaluates and makes recommendations to the Board with respect to such matters as the payment of direct salaries, benefits and incentive compensation to the Company's executive officers and the senior management personnel of the subsidiaries.

         During the fiscal year ended September 30, 1997, the Audit Committee and the Compensation Committee each held one meeting. During said fiscal year, the Board of Directors held a total of six meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC") and NASDAQ. Such entities are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

         Based solely on a review of the copies of Forms 5 filed on November 14, 1997 and Form 3 filed January 12, 1998 and furnished to the Company, Messrs. Rash, Britton, Clay, Levenick and Michael F. Hudson had the following items not filed on a timely basis: (i) Messrs. Rash and Britton each had 8 transactions on Form 4 due on or about April 10, 1997 and 2 transactions on Form 5 due on or about November 15, 1996,
         (ii) Mr. Clay had

         9 transactions on Form 4 due on or about November 15, 1996, and 1 transaction on Form 5 due on or about November 15, 1994, (iii) Mr. Levenick had 6 transactions on Form 4 due on or about April 10, 1997, 2 transactions on Form 5 due on or about November 15, 1996, 1 transaction on Form 5 due on or about November 15, 1995, and 3 transactions on Form 3 due on or about April 8, 1995, and (iv) Mr. Hudson had 2 transactions on Form 3 due on or about July 25, 1997.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

The following table sets forth as of June 8, 1998, the number of shares of Common Stock beneficially owned by (i) the only persons known to the Company to be the beneficial owners of more than 5% of its voting securities (ii) each current director and executive officer of the Company individually and (iii) by all current directors and the executive officers of the Company as a group. Except as otherwise indicated, and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished by the respective holders and contained in the Company's records.


                                                                             Amount and Nature
                                 Name and Address of Beneficial                of Beneficial                 Percent of
    Title of Class                            Owner                              Ownership                   Class (1)
----------------------       -------------------------------------       -----------------------        ------------------

Common Stock                   Alliance Developments                               1,437,362                       9.2%
                               One Yorkdale Road
                               Suite 510
                               North York, Ontario
                               M6A 3A1

Common Stock                   James L. Britton, III                                 813,500(2)                    5.1%
                               3272 Westheimer, #3
                               Houston, Texas 77098

Common Stock                   James T. Rash                                         630,000(3)(4)                 4.0%
                               5847 San Felipe, Suite 900
                               Houston, Texas 77057

Common Stock                   Jerrell G. Clay                                       304,605(2)                    1.9%
                               5847 San Felipe, Suite 900
                               Houston, Texas 77057

Common Stock                   Mark K. Levenick                                      300,000(5)                    1.9%
                               2310 McDaniel Dr.
                               Carrollton, Texas 75006

Common Stock                   Michael F. Hudson                                      50,000(6)                    0.3%
                               2310 McDaniel Dr.
                               Carrollton, Texas 75006

Common Stock                   Directors and Executive Officers                    2,098,105(7)                   12.8%
                               as a group (5 persons)

------------------------
(1)      Based upon 15,702,968 shares outstanding as of June 8, 1998.

(2) Includes 100,000 shares which could be acquired within 60 days upon exercise of outstanding warrants at exercise prices of (i) $0.625 per share as to 50,000 shares and (ii) $1.00 per share as to 50,000 shares.

(3) Includes 180,000 shares which could be acquired within 60 days upon exercise of outstanding options and warrants at exercise prices of (i)
         $0.625 per share as to 50,000 shares, (ii) $1.00 per share as to 50,000 shares and (iii) $1.6875 per share as to 80,000 shares.

                                       -6-

(4) 200,000 shares are being held in escrow, the release therefrom being subject to the direction and determination of the Vancouver Stock
         Exchange or the British Columbia Superintendent of Brokers, based upon the financial condition of the Company and other matters.

(5) Includes 200,000 shares which could be acquired within 60 days upon exercise of outstanding warrants and options at exercise prices of (i)
         $0.625 per share as to 50,000 shares, (ii) $0.875 per share as to 25,000 shares, (iii) $1.00 as to 50,000 shares, (iv) $1.25 per share as to 20,000 shares, (v) $1.4375 per share as to 25,000 shares, and (vi)
         $1.75 per share as to 30,000 shares.

(6) Consists of 50,000 shares which could be acquired within 60 days upon exercise prices of (i) $0.875 per share as to 25,000 shares and (ii)
         $1.4375 per share as to 25,000 shares.

(7) Includes the 100,000 shares for each of the two individuals referred to in Note (2) above, the 180,000 shares referred to in Note (3) above, the 200,000 shares referred to in Note (5) above, and the 50,000 shares referred to in Note (6) above obtainable upon exercise of outstanding warrants and options.

                                       -7-

                             EXECUTIVE COMPENSATION

The following table sets forth the amount of all cash and other compensation paid by the Company for services rendered during the fiscal years ended
September 30, 1997, 1996 and 1995 to James T. Rash, the Chairman of the Board and Chief Executive Officer ("CEO"), and the Company's other executive officers, as such term is defined in Item 402 of Regulation S-K, whose compensation exceeded $100,000 during such fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                   Annual Compensation                             Long-Term Annual
                                                   -------------------                             ----------------
                                                                                                     Compensation
                                                                                                     ------------
Name and Principal Position                Year                   Salary                 Bonus                    Options
---------------------------                ----                   ------                 -----                    -------

James T. Rash                              1997                     $182,292                $    --                      --
Chief Executive and                        1996                     $182,292                $    --                      --
Financial Officer                          1995                     $182,292                $40,000                      --

Mark K. Levenick                           1997                     $193,962                $97,500                 100,000
Chief Operating Officer                    1996                     $150,000                $90,000                      --
                                           1995                     $120,000                $62,500                  50,000

Michael F. Hudson                          1997                     $124,538                $62,500                  67,000
Executive Vice President                   1996                     $105,808                $63,000                      --
                                           1995                     $ 99,808                $ 5,000                  50,000

The options granted to executive officers in 1997 and 1995 become exercisable and vest over four-year and three-year periods, respectively. No options were exercised pursuant to the Company's 1997 Long-Term Incentive Plan and 1989 Stock Option Plan during the year ended September 30, 1997. The following table provides information regarding the options granted to the respective optionees during the fiscal year ended September 30, 1997 and the respective valuations at September 30, 1997:


                                                                                                           Potential Realizable
                                                                                                         Value at Assumed Annual
                                                                                                           Rates of Stock Price
                                                                                                         Appreciation for Option
                                   Individual Grants                                                               Term
                     -------------------------------------------------                               ---------------------------
                                              % of Total
                         Number of             Options
                       Shares Under           Granted to           Exercise
                          Options            Employees in         Price Per          Expiration
           Name           Granted            Fiscal Year            Share               Date            5%($)            10%($)
           ----       --------------      ----------------     -------------      --------------        -----            ------

Mark K. Levenick              100,000           34.3%                2.50             8/27/07            157,000          398,000

Michael F. Hudson              67,000           23.0%                2.50             8/27/07            105,190          266,660

                     OPTIONS EXERCISABLE AND RELATED VALUES
                               September 30, 1997

         The following table provides the number of options exercisable by the respective directors and the respective valuations at September 30, 1997:


                                     Number of Unexercised Options at                       Value of Unexercised in-the-
                                            September 30, 1997                             Money Options at September 30,
                                                 (Shares)                                           1997 ($)(1)
                                                 --------                                           -----------
         Name                     Exercisable             Unexercisable                Exercisable             Unexercisable
         ----                     -----------             -------------                -----------             -------------

James T. Rash                          80,000                        --                  $155,000                 $     --

Mark K. Levenick                       83,334                   116,666                   186,043                  153,644

Michael F. Hudson                      33,334                    83,666                    82,293                  116,519


-------------
(1) Based on the closing price of a share of Common Stock on September 30, 1997 of $3.625 as reported on the Nasdaq Stock Market.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                            TIDEL TECHNOLOGIES, INC.,
                    PEER GROUP INDEX AND NASDAQ MARKET INDEX

                                                                      September 30,
                                  ------------------------------------------------------------------------------

                                           1993(1)           1994             1995             1996             1997
                                  ---------------   ---------------  ---------------  ---------------   ---------------


Tidel Technologies, Inc.                 $ 58.82          $ 33.33          $ 33.33          $ 68.63          $113.73
Peer group (2)                            168.18           211.36           265.01           220.96           254.17
NASDAQ Market Index                       130.05           265.01           167.10           195.08           265.16


-----------------

(1) Assumes $100 invested on September 30, 1992 and no dividends paid in any year thereafter.

(2) Peer group consists of companies utilizing the category for Fabricated Metal Products Not Elsewhere Classified, SIC 3499. The Company has utilized this category since October 1, 1992.

                              EMPLOYMENT AGREEMENTS

Messrs. Levenick and Hudson, both executive officers of the Company, have employment agreements with the Company's wholly owned subsidiary, Tidel Engineering, Inc., which provide for minimum annual salaries of $195,000 and $125,000, respectively, over a three-year term ending July 2000, with certain change of control provisions. Similarly, three non-executive employees have employment agreements with the Company's wholly-owned subsidiary which provide for minimum annual salaries of $100,000, $100,000 and $75,000, respectively, for the same term, which also contain change of control provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, the Company provides certain administrative and clerical services to two entities with whom James T. Rash, Chief Executive Officer of the Company, has an affiliation. Fees earned by the Company for these services totaled $72,000 for the year ended September 30, 1997. Amounts due to the Company from these entities totaled $192,180 at September 30, 1997.

On March 30, 1997, the Company received notes with an aggregate principal balance of $743,000 in connection with the exercise of warrants to purchase Common Stock held by James T. Rash, James L. Britton, III, Jerrell G. Clay and Mark K. Levenick, all directors of the Company. These notes bear interest at 10%, are secured by the underlying shares issued, and are due September 30, 1998. To date, the Company has received aggregate payments of principal and interest of $360,937 and $44,628, respectively. As of June 8, 1998, the outstanding principal of the notes was $360,937, with accrued interest thereon of $45,247.


            ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG Peat Marwick LLP to serve as the Company's independent auditors. KPMG Peat Marwick LLP has served as the Company's independent auditors since October, 1991. While it is not required to do so, the Board of Directors is submitting the selection of that firm as the Company's independent auditors for the fiscal year ending September 30, 1998 to stockholders for ratification in order to ascertain the stockholders views. Such ratification of the selection of KPMG Peat Marwick LLP will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote thereon and represented at the Meeting. The Board of Directors will reconsider its selection should the stockholder votes evidence disapproval.

Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends that you vote for ratification of the selection of KPMG PEAT MARWICK LLP. Broker non-votes and proxy cards marked "ABSTAIN" with respect to this proposal will be counted towards a quorum. Abstentions will be counted as a vote against this proposal and broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

                              STOCKHOLDER PROPOSALS

To be considered for presentation at the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received at the offices of the Company not later than October 31, 1998.

                                  OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect to any such matters in accordance with the judgment of the persons voting the proxies.

Financial statements for the Company and its consolidated subsidiaries are included in the Annual Report of the Company to stockholders for the fiscal year ended September 30, 1997 accompanying this Proxy Statement. A copy of the Company's Annual Report on Form 10-K and any amendments thereto filed with the Securities and Exchange Commission is available without charge to those stockholders who would like more detailed information. To obtain a copy, please write to: Leonard L. Carr, Jr., Senior Vice President, 5847 San Felipe, Suite 900, Houston, Texas 77057.

Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

                                            By order of the Board of Directors,
                                            James T. Rash
                                            Chairman

Houston, Texas
June 25, 1998

PROXY                       TIDEL TECHNOLOGIES, INC.
                           5847 SAN FELIPE, SUITE 900
                              HOUSTON, TEXAS 77057

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James T. Rash, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below all the shares of Common Stock of Tidel Technologies, Inc., held of record by the undersigned on June 8, 1998, at the Annual Meeting of Stockholders to be held on July 29, 1998, and at any postponements or adjournments thereof. The proposals referred to below are described in the Proxy Statement for the Annual Meeting of Stockholders dated June 25, 1998.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS:

1. Election of Directors. Nominees: James T. Rash; James L. Britton, III; Jerrell G. Clay; and Mark K. Levenick.
         [ ] FOR                    [ ] WITHHELD
         FOR, except withheld
         the following:________________________________________________________

2. Selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting.

                  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, RESPECTIVELY. A PROXY TO BE EFFECTIVE MUST BE RECEIVED BY HARRIS TRUST AND SAVINGS BANK C/O HARRIS TRUST COMPANY OF NEW YORK, 88 PINE STREET, 19TH FLOOR, NEW YORK, NY 10005.

                                             Dated: ___________________________

                                             ----------------------------------
                                                      (Signature)

                                             ----------------------------------
                                                      (Signature)

                                                Please sign your name exactly as
                                             it appears hereon.  When shares are
                                             held by joint tenants,  both should
                                             sign.  When  signing  as  attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized  officer.  If a
                                             partnership,  please  sign  in full
                                             partnership   name  by   authorized
                                             person.